March 12, 2015

VIA EDGAR

U.S. Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	Consulting Group Capital Markets Funds (“Trust,” and each series, a “Fund”)
File Nos. 033-40823 and 811-06318
Filing Pursuant to Rule 497

Ladies and Gentlemen:

Enclosed for filing pursuant to subsection (e) of Rule 497 under the Securities Act of 1933, as amended, you will find exhibits containing risk/return summary information relating to the supplement dated February 27, 2015, to the Trust’s Prospectus, dated January 1, 2015. The purpose of this filing is to submit the 497(e) filing dated February 27, 2015, in XBRL for Core Fixed Income Investments.

There are no fees required in connection with this filing. Please contact the undersigned of Brown Brothers Harriman & Co., the Trust’s administrator, at (617) 772-1616, if you have any questions or comments concerning this filing.

Very truly yours,

/s/ Suzan Barron
Suzan Barron
Assistant Secretary

cc:	Philip Stack (via email)

Enclosures